                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      U.S. GOVERNMENT SECURITIES SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                    [    (($26,428))             6
                2 * { --------------------- + 1] - 1} = 6.02%
                    [  ((471,962 * 11.307))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                 Total Return

           $1,073.88                                  $1,073.88 - $1,000
                                                      ------------------ = 7.39%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,070.70 - $1,000
         ------------------ = 7.07%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,073.88/$1,000) - 1 = 7.39%

         Since inception through December 31, 2000:

                          1/2.67
         ($1,070.70/$1,000)         - 1 = 2.59%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   10.576
         12/31/1999                   10.243
         12/31/2000                   11.307

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          DIVERSIFIED INCOME SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                    [     (($9,106))              6
                2 * { ---------------------- + 1] - 1} = 8.33%
                    [   ((125,584 * 10.629))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                 Total Return

           $1,031.31                                  $1,021.31 - $1,000
                                                      ------------------ = 3.13%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,002.90-$1,000
         ---------------- = 0.29%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,031.31/$1,000) - 1 = 3.13%

         Since inception through December 31, 2000:

                          1/2.67
         ($1,002.90/$1,000)         - 1 = 0.11%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   10.314
         12/31/1999                   10.015
         12/31/2000                   10.629

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             GROWTH STOCK SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                 Total Return

           $996.98                                    $996.98 - $1,000
                                                      ---------------- = -0.30%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,572.70-$1,000
         ---------------- = 57.27%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($996.98/$1,000) - 1 = -0.30%

         Since inception through December 31, 2000:

                          1/2.67
         ($1,572.70/$1,000)         - 1 = 18.48%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   10.374
         12/31/1999                   15.898
         12/31/2000                   16.327

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           ASSET ALLOCATION SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                   Total Return

           $959.14                                    $959.14 - $1,000
                                                      ----------------- = -4.09%
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,214.80 - $1,000
         ------------------ = 21.48%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($959.14/$1,000) - 1 = -4.09%

         Since inception through December 31, 2000:

                          1/2.67
         ($1,214.80/$1,000)         - 1 = 7.56%




         Unit Value Information

                                      Unit
            Date                      Value
            ------                    -----
         05/01/1998                  $10.000
         12/31/1998                   10.915
         12/31/1999                   12.888
         12/31/2000                   12.748

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GLOBAL GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the total return for the one year period are as follows:

         Ending Value                                 Total Return

            $781.78                                   $781.78 - $1,000
                                                      ---------------- = -21.82%
                                                          $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,143.30 - $1,000
         ------------------ = 14.33%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($781.78 / $1,000) - 1 = -21.82%

         Since inception through December 31, 2000:

                            1/2.67
         ($1,143.30 / $1,000)         - 1 = 5.14%





         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                    9.519
         12/31/1999                   14.823
         12/31/2000                   12.033

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MONEY MARKET SUBACCOUNT

         The subaccount's standardized yield for the seven day period ended December 31, 2000 was computed by dividing 1 by the unit price for December 24, 1999, then multiplying this by the unit price on December 31, 2000 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 2000 was as follows:

         ((1 / 11.149082) x 11.159333) -1 = .000919 - Base Period Return

         .000919 x (365 / 7) = .0479 or 4.79%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 2000 was as follows:

                     365/7
         (.000919 + 1)        -1 = .0491 or 4.91%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         12/22/2000                   11.149082
         12/31/2000                   11.159333

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          AGGRESSIVE GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

           $808.69                                    $808.69 - $1,000
                                                      ---------------- = -19.13%
                                                          $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,743.60 - $1,000
         ------------------ = 74.36%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($808.69 / $1,000) - 1 = -19.13%

         Since inception through December 31, 2000:

                            1/2.67
         ($1,743.60 / $1,000)         - 1 = 23.15%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   10.406
         12/31/1999                   21.505
         12/31/2000                   18.036

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           GROWTH & INCOME SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                   Total Return

           $1,008.33                                  $1,008.33 - $1,000
                                                      ------------------ = 0.83%
                                                             $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,093.90 - $1,000
         ------------------ = 9.39%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,008.33 / $1,000) - 1 = 0.83%

         Since inception through December 31, 2000:

                            1/2.67
         ($1,093.90 / $1,000)         - 1 = 3.42%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   10.164
         12/31/1999                   11.113
         12/31/2000                   11.539

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              HIGH YIELD SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                    [       (($6,546))               6
                2 * { ------------------------- + 1] - 1} =12.49%
                    [    ((71,975 * 8.961))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

            $893.91                                 $893.91 - $1,000
                                                    ----------------- =  -10.61%
                                                         $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $836.10 - $1,000
         ---------------- = -16.39%
             $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($893.91 / $1,000) - 1 = -10.61%

         Since inception through December 31, 2000:

                          1/2.67
         ($836.10 / $1,000)         - 1 = -6.48%

         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                   $10.000
         12/31/1998                     9.707
         12/31/1999                     9.699
         12/31/2000                     8.961

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        INTERNATIONAL STOCK II SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

            $877.05                                  $877.05 - $1,000
                                                     ----------------- = -12.30%
                                                          $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $856.30 - $1,000
         ---------------- = -14.37%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($877.05 / $1,000) - 1 = -12.30%

         Since inception through December 31, 2000:

                          1/2.67
         ($856.30 / $1,000)         - 1 = -5.64%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   10.320
         12/31/1999                   10.102
         12/31/2000                    9.163

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         INTERNATIONAL STOCK SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

            $862.29                                   $862.29 - $1,000
                                                      ---------------- = -13.77%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,012.80 - $1,000
         ------------------ =  1.28%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($862.29 / $1,000) - 1 = -13.77%

         Since inception through December 31, 2000:

                            1/2.67
         ($1,012.80 / $1,000)          - 1 = 0.48%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                    9.818
         12/31/1999                   12.023
         12/31/2000                   10.728

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MULTISECTOR BOND SUBACCOUNT

         The subaccount's standardized yield for the 30 day period ended December 31, 2000 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                    [     (1,268)               6
                2 * { -------------------- + 1] - 1} = 1.75%
                    [  ((84,507 * 10.317))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

           $999.54                                     $999.54 - $1,000
                                                       ---------------- = -0.05%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $971.70 - $1,000
         ---------------- = -2.83%
              $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($999.54 / $1,000) - 1 = -0.05%

         Since inception through December 31, 2000:

                          1/2.67
         ($971.70 / $1,000)         - 1 = -1.07%


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   10.974
         12/31/1999                   10.021
         12/31/2000                   10.317

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                VALUE SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

          $1,140.29                                  $1,140.29 - $1,000
                                                     ------------------ = 14.03%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,161.20 - $1,000
         ------------------ = 16.12%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,140.29 / $1,000) - 1 = 14.03%

         Since inception through December 31, 2000:

                            1/2.67
         ($1,161.20 / $1,000)         - 1 = 5.76%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                    9.698
         12/31/1999                   10.435
         12/31/2000                   12.212


                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              S & P 500 SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

            $863.56                                   $863.56 - $1,000
                                                      ---------------- = -13.46%
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,104.40 - $1,000
         ------------------ = 10.44%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($863.56 / $1,000) - 1 = -13.64%

         Since inception through December 31, 2000:


                            1/2.67
         ($1,104.40 / $1,000)          - 1 =  3.79%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   10.964
         12/31/1999                   13.031
         12/31/2000                   11.644

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              BLUE CHIP SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 and the cumulative total return since inception is as follows:

         Ending Value                                 Total Return

            $933.29                                    $933.29 - $1,000
                                                       ---------------- = -6.67%
                                                            $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,194.30 - $1,000
         ------------------ = 19.43%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($933.29 / $1,000) - 1 = -6.67%

         Since inception through December 31, 2000:


                            1/2.67
         ($1,194.30 / $1,000)          - 1 =  6.88%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   10.998
         12/31/1999                   13.021
         12/31/2000                   12.543

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            MID CAP STOCK SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                                 Total Return

           $1,043.71                                  $1,043.71 - $1,000
                                                      ------------------ = 4.37%
                                                             $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,073.30 - $1,000
         ------------------ = 7.33%
                 $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,043.71 / $1,000) - 1 = 4.37%

         Since inception through December 31, 2000:


                        1/2.67
         ($1,073.30/ $1,000) - 1 = 2.68%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                    9.632
         12/31/1999                   10.555
         12/31/2000                   11.333

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           LARGE CAP GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                                 Total Return

           $780.47                                    $780.47 - $1,000
                                                      ---------------- = -21.95%
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,137.80 - $1,000
         ------------------ = 13.78%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($780.47 / $1,000) - 1 = -21.95%

         Since inception through December 31, 2000:

                        1/2.67
         ($1,137.80 / $1,000) - 1 = 4.95%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                   11.763
         12/31/1999                   14.779
         12/31/2000                   11.978

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           SMALL CAP VALUE SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                                 Total Return

           $1,224.29                                 $1,224.29 - $1,000
                                                     ------------------ = 22.43%
                                                           $1,000

Cumulative total return since inception through December 31, 2000, is as follows:

         $1,279.20 - $1,000
         ------------------ = 27.92%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

                n
         P(1 + T) = ERV

         Average annual total return for the current one year period, and since commencement of the subaccount are as follows:

         One year ended December 31, 2000:

         ($1,224.29 / $1,000) - 1 = 22.43%

         Since inception through December 31, 2000:

                            1/2.67
         ($1,279.20 / $1,000)          - 1 = 9.66%




         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/1998                  $10.000
         12/31/1998                    9.373
         12/31/1999                   10.677
         12/31/2000                   13.392

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            GLOBAL EQUITY SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                                 Total Return

           $897.00                                    $897.00 - $1,000
                                                      ---------------- = -10.30%
                                                           $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/2000                 $10.000
         12/31/2000                   9.270

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           INVESTORS GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                                 Total Return

           $861.10                                    $861.10 - $1,000
                                                      ---------------- = -13.89%
                                                           $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/2000                  $10.000
         12/31/2000                    8.911

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          BLUE CHIP STOCK II SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                                 Total Return

           $843.30                                    $843.30 - $1,000
                                                      ---------------- = -15.67%
                                                           $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/2000                  $10.000
         12/31/2000                    8.733

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        CAPITAL OPPORTUNITIES SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                                 Total Return

           $846.00                                    $846.00 - $1,000
                                                      ---------------- = -15.40%
                                                           $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/2000                  $10.000
         12/31/2000                    8.760

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           AMERICAN LEADERS SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested
           Total Return = ------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made May 1, 2000 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 2000 is as follows:

         Ending Value                                 Total Return

           $1,009.90                                 $1,009.90 - $1,000
                                                     ------------------ = -0.99%
                                                           $1,000


         Unit Value Information

                                      Unit
            Date                      Value
            ----                      -----
         05/01/2000                  $10.000
         12/31/2000                   10.399